Exhibit 10.2
FIRST AMENDMENT
TO THE MOTOROLA SUPPLEMENTAL PENSION PLAN
(As Amended and Restated Generally Effective As Of January 1, 2008)
MSPP Freeze as of March 1, 2009
     WHEREAS, Motorola, Inc. (the “Company”) maintains the Motorola Supplemental Pension Plan (the “MSPP”) for the benefit of certain employees who participate in the Motorola Pension Plan whose accrued benefits under the Motorola Pension Plan are reduced by Internal Revenue Code limitations or the employee’s participation in the Motorola Management Deferred Compensation Plan;
     WHEREAS, Section 6.1 of the MSPP provides that the Board of Directors of Motorola, Inc. (the “Board”) may amend the MSPP from time to time; and
     WHEREAS, the Board deems it appropriate to freeze the MSPP, including the freeze of participation, compensation and future benefit accruals, effective as of March 1, 2009.
     NOW THEREFORE, the MSPP is hereby amended, effective as of March 1, 2009 (unless otherwise specified below), in the following particulars:
     1. By adding immediately preceding Section 1 of the MSPP, the following new Section 1A as a part thereof:
“SECTION 1A
FREEZE OF THE PLAN EFFECTIVE MARCH 1, 2009
     1A.1 Plan Freeze. Notwithstanding any other provision of this document to the contrary, the Plan is frozen effective as of March 1, 2009, and
     (a) no Participant shall accrue any benefit or additional benefit on and after March 1, 2009;
     (b) no compensation increases earned by a Participant on and after March 1, 2009 shall be used to compute any accrued benefit due and owing to any Participant on and after March 1, 2009; and
     (c) no service performed on and after March 1, 2009, shall be considered service for any purpose under the Plan.”
     2. By adding the following new sentence immediately at the end of Section 1.11 of the MSPP as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, no person may attain an Initial Eligibility Date after January 1, 2009.”
     3. By adding the following new sentence immediately at the end of Section 1.12 of the MSPP as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, no person shall become a Participant in the Plan after January 1, 2009.”

     4. By adding the following new paragraph immediately at the end of Section 2.2 of the MSPP as a part thereof:
“Notwithstanding any other provision of the Plan to the contrary, no person shall become a Participant in the Plan after January 1, 2009.”
     IN WITNESS WHEREOF, the following officer has been designated the authority to execute this First Amendment and hereby affixes his signature as of this 15th day of December 2008.

MOTOROLA, INC.
/S/ Greg A. Lee
Greg A. Lee
Senior Vice President, Human Resources

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